UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------


       Date of report (Date of earliest event reported): December 3, 1998


                                  NETOPIA, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28450                      94-3033136
(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)


2470 Mariner Square Loop, Alameda, California                           94501
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code (510) 814-5100



                                      Same
         (Former name or Former Address, if Changed Since Last Report.)

Item 5.           Other Events.

         (a) The following disclosure statements contained in the Registrant's Quarterly Reports on Form 10-Q for the three-month periods ended June 30, 1998 and March 31, 1998 and Annual Report on Form 10-K for the fiscal year ended September 30, 1997 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and contained in the Company's web site regarding the Registrant's Year 2000 readiness each constitute "Year 2000 Readiness Disclosure" for purposes of the Year 2000 Information and Disclosure Act of 1998 (Public Law 105-271, 112 Stat. 2386, a U.S. statute). These disclosure statements were true and correct when made but do not necessarily reflect the Registrant's current state of Year 2000 readiness. Complete copies of such reports can be obtained from the Registrant upon request.

                  Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended June 30, 1998:

                  Year  2000.  The Year 2000  issue is the  result  of  computer programs  being  written  using  two  digits  rather  than  four to  define  the application year. Any of the Company's programs or products that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. In October 1996, the Company began a "Millennium Project" to determine if any actions needed to be taken regarding date-related effects to the Company's software or hardware products. Through testing, the Company has determined that its Netopia Internet Connectivity products, Timbuktu Pro for Macintosh and Windows (versions later than 1.5) and Timbuktu Enterprise are Year 2000 Compliant and has received certification as such. The Company is currently evaluating the Year 2000 compliance of its Netopia Virtual Office software and expects the product to receive certification to such within the 1998 calendar year. The Company has also conducted a comprehensive review of its core internal computer systems, whether provided by third parties or internally developed, to determine if any actions need to be taken regarding Year 2000 date-related effects. These underlying systems are based on the Progress programming language which identifies dates based on four (4) digit numbers rather than two (2) digit numbers and therefore the Company has determined that the Year 2000 issue will not pose significant operational problems for the Company's computer systems. The Company does not expect to incur material expenses related to the Year 2000 issue. However, if such modifications and conversion are not sufficient, the Year 2000 issue may have a material impact on the operations of the Company.

                  Year 2000 Readiness Disclosure contained in Quarterly Report on Form 10-Q for the three-month period ended March 31, 1998:

                  The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the application year. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Company presently believes that with modifications to existing software and converting to new software, the Year 2000 issue should not pose significant operational problems for the Company's computer systems as so modified and converted. However, if such modifications and conversion are not sufficient, the Year 2000 issue may have a material impact on the operations of the Company.

                  Year 2000 Readiness Disclosure contained in the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997:

                  The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the "Year 2000" issue and has developed and implemented a plan to resolve the issue. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the application year. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Company presently believes that with modifications to existing software and converting to new software, the Year 2000 issue should not pose significant operational problems for the Company's computer systems as so modified and converted. However, if such modifications and conversion are not sufficient, the Year 2000 issue may have a material impact on the operations of the Company.

                  Year 2000 Readiness Disclosure contained in the Registrant's web site:

Netopia Year 2000 Compliance Certification

In October 1996, Netopia began the Millennium Project to determine if any actions needed to be taken regarding date-related effects to our software or hardware products.

Through testing, we have determined that Netopia Routers, LAN Hubs and Switches, Timbuktu Pro for Macintosh and Windows (versions later than 1.5), and Timbuktu Enterprise, are Year 2000 Compliant. These are the only products currently shipping which have any date-related impact on the user.

Products which are no longer shipping, but are supported by Netopia, and have date-related functions are Star Routers, Star Controllers, Timbuktu for Windows, Star Command and Phone Net. These products are Year 2000 Compliant and will not affect user data. However, they have only two-digit date stamps for Flash Notes and error logging (for the hardware products). Special functions with the two-digit year should not be an issue regarding the year 2000.

However, if you have one of the older products and feel that the two-digit date stamp is an issue, contact a Netopia/Farallon Customer Service Representative at 510-814-5000 for availability and cost of an upgrade.

In the future, we will continue to test all new products for Year 2000 compliance to ensure that Netopia/Farallon products continue to meet your needs.

If you have any questions, please e-mail y2k@netopia.com or contact Julie Fong at 510-814-5352.

Thank you for your continuing interest in Farallon/Netopia products.

Official Year 2000 Compliance Certificate

When used in this Certification, the following terms have the respective meanings given below.

"Product" means:  Replica, Star Command      Version: All*
                  Timbuktu Pro for Mac                All
                  Timbuktu Pro for Windows*           All
                  Timbuktu Enterprise                 All
                  Netopia Routers                     All
                  LAN EtherNet, EtherWave, Hubs,      All**
                  Switches and Routers


"Calendar-Related" refers to date values based on the Gregorian calendar, and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

"Date Data" means any calendar-related data in the range of January 1, 1900 through December 31, 2050, which the customer uses in any manner.

"System Date" means any calendar-related value in the range of January 1, 1985 through December 31, 2035 (including the natural transition between such values), which the Product shall be able to use as its current date while operating.

"Century Compliant" Netopia warrants and attests that the Product is Century Compliant which means that the Product satisfies the requirements set forth in Sections A, B and C below.

A. In connection with calendar-related data and calendar-related processing of date data or of any system date, the Product will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

B. In connection with providing calendar-related data to and accepting calendar-related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Product represents dates without ambiguity as to century.

C. Netopia has verified through testing that the Product performs properly to the following specified dates: December 31, 1998, January 1, 1999, September 9, 1999, September 10, 1999, December 31, 1999, January 1, 2000, February 29, 2000,
March 1, 2000, December 31, 2000, January 1, 2001, December 31, 2004, and January 1, 2005.

*Replica, Star Commands and Timbuktu for Windows versions earlier than 1.5 have two-digit dates on Flash Notes. This two-digit date will have no effect on data.

**Star Routers and Controllers have two-digit dates in error logs. There is no effect on routed or repeated data.

(b) The following Year 2000 Readiness Disclosure statement reflects the Registrant's current state of readiness with respect to Year 2000 issues:

                  Year 2000 Readiness Disclosure. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the application year. Any of the Company's programs or products that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. In addition, the year 2000 is a leap year, which may also lead to incorrect calculations, functions or systems failure. As a result, within approximately one year, computer systems and software used by many companies may need to be upgraded to comply with such Year 2000 requirements. In October 1996, the Company began a "Millennium Project" to determine if any actions needed to be taken regarding date-related effects to: (i) the Company's software or hardware products; (ii) the Company's internal operating and desktop computer systems and non-information technology systems; and (iii) the readiness of the Company's third party vendors and business partners.

                  Through testing, the Company has determined that its Netopia Internet router products, the versions later than 1.5 of the Company's Windows, MacOS and Enterprise versions of Timbuktu Pro are Year 2000 Compliant and has received certification as such. The Company is currently evaluating the Year 2000 compliance of its Netopia Virtual Office software and expects the product to receive certification to such within the 1998 calendar year. Although the Company's products are Year 2000 compliant, the Company believes that the purchasing patterns of customers and potential customers may be affected by Year 2000 issues as companies expend significant resources to correct or patch their current software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase products such as those offered by the Company, which could have a material adverse effect on the Company's business, financial condition, and operating results. In addition, even if the Company's products are Year 2000 compliant, other systems or software used by the Company's customers may not be Year 2000 compliant. The failure of such non-compliant third-party software or systems could affect the perceived performance of the Company's products, which could have a material adverse effect on the Company's business, financial condition, and operating results.

                  The Company's internal systems include information technology systems such as financial, order entry, inventory, shipping and customer database computer systems, desktop computer systems and non-information technology systems such as telephones and facilities. The Company has conducted a comprehensive review of its internal information technology systems such as financial, order entry, inventory, shipping and customer database computer systems to determine if any actions need to be taken regarding Year 2000 date-related effects. These underlying systems are based on a relational database language which identifies dates based on four (4) digit numbers rather than two (2) digit numbers and therefore the Company has determined that the Year 2000 issue will not pose significant operational problems for these computer systems. The Company is in the process of initiating a comprehensive inventory and evaluation of all desktop systems and expects to complete this process by June 1999. The additional costs of remediation are not expected to be material to the Company's financial condition or results of operations. However, if implementation of replacement systems is delayed or if significant new non-compliance issues are identified, the Company's business, financial condition and results of operations could be materially adversely affected.

         The Company is in the process of identifying and prioritizing critical third party vendors, strategic partners and suppliers of non information related products and services concerning their plans and progress in addressing the Year 2000 problem. The Company is also working with key suppliers of products and services to determine that their operations and products are Year 2000 compliant or to monitor their progress toward Year 2000 compliance, as appropriate.

         While the Company has dedicated and will continue to dedicate a substantial amount of time and internal resources towards attaining Year 2000 compliance, there can be no assurance that the Company's Year 2000 compliance program will be completed on a timely basis. In addition, there can be no assurance that there will not be an interruption of operations or other limitations of system functionality or that the Company will not incur substantial costs to avoid such limitations. Any failure to effectively monitor, implement or improve the Company's operational, financial, management and technical support systems could have a material adverse effect on the Company's business, financial condition and results of operations. Furthermore, the Company believes that the purchasing patterns of customers and potential customers may be affected by Year 2000 issues as companies expend significant resources to correct or patch their current software systems for Year 2000 compliance. These expenditures may result in reduced funds available to purchase software products such as those offered by the Company, which could have a material adverse effect on the Company's business, financial condition and results of operations. In addition, even if the Company's products are Year 2000 compliant, other systems or software used by the Company's customers may not be Year 2000 compliant. The failure of such non-compliant third-party software or systems could affect the perceived performance of the Company's products, which could have a material adverse effect on the Company's business, financial condition and results of operations. The most likely worst case scenarios would include hardware failure and the failure of infrastructure services provided by government agencies and other third parties (e.g., electricity, telephone service, water transport, internet services, etc.). In such worst case scenario the Company would lose customers and revenue which would have a material adverse effect on the Company's business, financial condition and results of operations. The Company is in the process of completing its contingency planning for high risk areas at this time and is scheduled to commence contingency planning for medium to low risk areas by the end of the fiscal year. The Company expects its contingency plans to include, among other things, manual "work-arounds" for software and hardware failures, as well as substitution of systems, if necessary.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETOPIA, INC.


Date:  December 3, 1998      By: /s/ James A. Clark
                                 ---------------------------------------------
                                 James A. Clark
                                 Vice President and Chief Financial Officer
                                 (Duly Authorized Officer and Principal
                                 Financial Officer)